Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.


                                                                    Exhibit 10.3


                                  (Translation)

                                 March 1st, 2004

MR. EDUARDO ALBERTO ESCALANTE CASTILLO
CHIEF EXECUTIVE OFFICER
AOL MEXICO, S. DE R. L. DE C. V.
BLVD. MANUEL AVILA CAMACHO 36-5
LOMAS DE CHAPULTEPEC
1100 MEXICO, D.F.

Dear Mr. Escalante:

                  Reference is made to Table 1 of Exhibit 5 ("Charges and Rates") to the Services Contract [CONTRATO DE PRESTACION DE SERVICIOS] made by and between Uninet, S.A. de C.V. ("Uninet"), and AOL Mexico, S. de R.L. de C.V. ("AOL Mexico"), dated March 1st, 2004 (the "Contract"). I report below the charges and rates payable by AOL Mexico for the following items:

                             Description                     Amount
                             -----------                     ------

                          Contracting Charge                Ps.[**]*
                          Relocation Charge                 Ps.[**]*

                    *Charges stated in Mexican Currency, do not include Value Added Tax and apply per port

                These charges and rates will remain unchanged throughout the Contract term; Uninet may not unilaterally modify them.

                Uninet further accepts and acknowledges that

a. The Contracting Charge mentioned in the Contract will not apply to any ports that AOL (i) ordered under contract in the past, as listed in Exhibit "A" hereto, (ii) has ordered pursuant to the Contract, or (iii) adds in the future to the Contract

b. AOL Mexico owes [**] for the Cancellation or otherwise, as the case may be, of the ports listed on Exhibit "B" hereto, [**] does it owe [**] for any ports that may have been necessary in order to provide the Service.

c. Since July 1st, 2003, AOL [Mexico] has ordered from Uninet under contract only the Ports listed on the Contract.

                  Should you agree with the foregoing, please sign this letter to indicate your acceptance. Cordially yours,


                                          IN AGREEMENT:


/s/ Mauricio Escobedo Vazquez             /s/ Eduardo Alberto Escalante Castillo
--------------------------------          --------------------------------------
Mauricio Escobedo Vazquez                 Eduardo Alberto Escalante Castillo
Legal Representative                      Legal Representative

                                   EXHIBIT "A"
                 PORT THAT REMAINED ACTIVE UP TO JUNE 30TH, 2003


          City                 Telephone               Ports               Activation
          ----                 ---------               -----               ----------
        Acapulco                74350105                [**]                09/25/02

     Aguascalientes             40105005                [**]                10/10/02

         Cancun                 98818640                [**]                08/31/02

       Cd. Juarez               16290998                [**]                10/23/02

        Culiacan                77590404                [**]                11/14/02

       Cuernavaca               69890595                [**]                03/08/02

       Chihuahua                14320990                [**]                10/23/02

      Guadalajara               32490201                [**]                11/23/00

         Jalapa                 28420205                [**]                09/25/02

          Leon                  47884940                [**]                10/10/02

        Mazatlan                69890595                [**]                10/22/02

         Merida                 99406265                [**]                08/31/02

        Mexicali                65804500                [**]                10/22/02

      Mexico City               19432266                [**]                11/30/00

       Monterrey                81229998                [**]                06/14/01

        Morelia                 43226999                [**]                09/27/02

         Oaxaca                 95016265                [**]                08/31/02

         Puebla                 22137300                [**]                09/03/02

    Puerto Vallarta             32260208                [**]                09/25/02

       Queretaro                42114040                [**]                09/25/02

    San Luis Potosi             48265020                [**]                09/25/02

        Tampico                 2290418                 [**]                03/18/02

        Veracruz                29249205                [**]                09/27/02

      Villahermosa              93580265                [**]                10/10/02



         TOTAL                                          [**]
                                                        ----


                                   EXHIBIT "B"
                  PORTS CANCELLED BEFORE THE CONTRACT EXECUTION



           City                   Total Cancelled
           ----                   ---------------

          Acapulco                     [**]

       Aguascalientes                  [**]

           Cancun                      [**]

         Cd. Juarez                    [**]

         Cuernavaca                    [**]

          Culiacan                     [**]

         Chihuahua                     [**]

        Guadalajara                    [**]

           Jalapa                      [**]

            Leon                       [**]

          Mazatlan                     [**]

           Merida                      [**]

          Mexicali                     [**]

        Mexico City                    [**]

         Monterrey                     [**]

          Morelia                      [**]

           Oaxaca                      [**]

           Puebla                      [**]

      Puerto Vallarta                  [**]

         Queretaro                     [**]

      San Luis Potosi                  [**]

          Tampico                      [**]

          Veracruz                     [**]

        Villahermosa                   [**]
                                      =====
                                       [**]
                                      -----